Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

ESTIMATED FOURTH QUARTER 2025 RESULTS AND

DECEMBER 31, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	Estimated Book Value Per Share as of December 31, 2025 of $7.54
●	Estimated GAAP net income of $0.62 per share for the quarter ended December 31, 2025, including an estimated $0.43 per share of net realized and unrealized gains on RMBS and derivative instruments
●	Estimated 7.8% total return on equity for the quarter ended December 31, 2025
●	Estimated book value, net income and total return on equity amounts are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm
●	RMBS Portfolio Characteristics as of December 31, 2025

Vero Beach, Fla., January 14, 2026 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today its estimated fourth quarter 2025 results and portfolio characteristics as of December 31, 2025.

Shares Outstanding

As of January 14, 2026, the Company had 183,345,932 shares of common stock outstanding. As of December 31, 2025, the Company had 181,985,900 shares of common stock outstanding. As of September 30, 2025, the Company had 148,239,401 shares of common stock outstanding.

Estimated December 31, 2025 Book Value Per Share

The Company’s estimated book value per share as of December 31, 2025 was $7.54.  The Company computes book value per share by dividing total stockholders' equity by the total number of outstanding shares of common stock. At December 31, 2025, the Company's preliminary estimated total stockholders' equity was approximately $1.4 billion with 181,985,900 shares of common stock outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm.

Estimated Net Income Per Share and Realized and Unrealized Gains on RMBS and Derivative Instruments

The Company estimates it generated net income per share of $0.62 for the quarter ended December 31, 2025, which includes an estimated $0.43 per share of net realized and unrealized gains on RMBS and derivative instruments. These amounts compare to total dividends declared during the quarter of $0.36 per share. Net income per common share calculated under generally accepted accounting principles can, and does, differ from our real estate investment trust ("REIT") taxable income.  The Company views REIT taxable income as a better indication of income to be paid in the form of a dividend rather than net income. Many components of REIT taxable income can only be estimated at this time and our monthly dividends declared are based on both estimates of REIT taxable income to be earned over the course of the current quarter and calendar year and a longer-term estimate of the REIT taxable income of the Company. These figures are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm.

Estimated Total Return on Equity

The Company’s estimated total return on equity for the quarter ended December 31, 2025 was 7.8%. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company’s stockholders’ equity at the beginning of the quarter.  The total return was $0.57 per share, comprised of dividends per share of $0.36 and an increase in book value per share of $0.21 from September 30, 2025.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of December 31, 2025 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company’s financial statements and associated footnotes as of and for the quarter ended December 31, 2025, are subject to review by the Company’s independent registered public accounting firm:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Oct-25 -
									Dec-25	Dec-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Jan)	in Jan)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 4.5 TBA	$250,000	$250,239	2.30%	100.10	4.50%	5.41%	6	174	n/a	n/a	$3,166	$(3,884)
15yr Total	250,000	250,239	2.30%	100.10	4.50%	5.41%	6	174	n/a	n/a	3,166	(3,884)
30yr 3.0	$331,323	$298,535	2.74%	90.10	3.00%	3.52%	56	297	8.4%	7.2%	$8,908	$(8,971)
30yr 3.5	38,078	35,320	0.32%	92.76	3.50%	4.30%	75	266	1.0%	3.6%	1,047	(1,063)
30yr 4.0	50,951	49,040	0.45%	96.25	4.00%	4.77%	79	277	9.2%	13.1%	1,213	(1,256)
30yr 4.5	269,222	264,933	2.44%	98.41	4.50%	5.44%	42	313	8.4%	11.2%	5,249	(5,932)
30yr 5.0	1,307,603	1,314,406	12.08%	100.52	5.00%	5.99%	13	345	6.0%	8.1%	23,000	(28,319)
30yr 5.5	3,210,601	3,293,958	30.28%	102.60	5.50%	6.46%	10	347	7.7%	9.7%	40,662	(57,200)
30yr 6.0	3,253,257	3,377,940	31.05%	103.83	6.00%	6.93%	13	343	15.1%	17.0%	23,948	(39,091)
30yr 6.5	1,663,678	1,748,401	16.07%	105.09	6.50%	7.39%	16	340	20.6%	23.8%	7,396	(12,727)
30yr 7.0	220,316	233,037	2.14%	105.77	7.00%	7.95%	26	325	46.1%	40.5%	1,439	(1,713)
30yr Total	10,345,029	10,615,570	97.58%	102.62	5.67%	6.59%	16	341	12.7%	15.8%	112,862	(156,272)
Total Pass-Through RMBS	10,595,029	10,865,809	99.88%	102.56	5.64%	6.57%	15	337	12.7%	15.8%	116,028	(160,156)
Structured RMBS
IO 20yr 4.0	5,363	428	0.00%	7.98	4.00%	4.56%	167	67	10.9%	10.9%	2	(2)
IO 30yr 4.0	63,370	11,682	0.11%	18.44	4.00%	4.60%	135	215	6.0%	8.1%	(249)	141
IO 30yr 4.5	2,776	501	0.00%	18.04	4.50%	4.99%	186	161	7.7%	7.4%	(4)	1
IO 30yr 5.0	1,440	291	0.00%	20.18	5.00%	5.37%	186	161	2.3%	5.7%	(5)	2
IO Total	72,949	12,902	0.12%	17.69	4.04%	4.62%	141	201	6.3%	8.3%	(256)	142
IIO 30yr 4.0	17,704	186	0.00%	1.05	0.00%	4.40%	99	249	25.8%	10.1%	117	(83)
Total Structured RMBS	90,653	13,088	0.12%	14.44	3.25%	4.58%	133	210	10.1%	8.6%	(139)	59

Total Mortgage Assets	$10,685,682	$10,878,897	100.00%		5.62%	6.55%	16	336	12.7%	15.7%	$115,889	$(160,097)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Sep-26	$(2,925)	$2,925
5-Year Treasury Future(2)	(122,500)	May-30	(2,586)	2,509
10-Year Treasury Future(3)	(90,000)	Nov-32	(2,967)	2,883
10-Year Ultra Treasury Future(4)	(60,000)	Aug-35	(2,711)	2,589
ERIS SOFR Swap Futures	(10,000)	Mar-31	(231)	224
Swaps	(5,858,300)	Apr-30	(117,421)	113,973
TBA Short	(430,000)	Jan-26	(2,945)	4,907
Hedge Total	$(6,960,800)		$(131,786)	$130,010
Rate Shock Grand Total			$(15,897)	$(30,087)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $109.30 at December 31, 2025. The market value of the short position was $133.9 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $112.44 at December 31, 2025. The market value of the short position was $101.2 million.
(4)	Ten-year Ultra futures contracts were valued at prices of $115.02 at December 31, 2025. The market value of the short position was $69.0 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of December 31, 2025
Fannie Mae	$5,690,965	53.5%
Freddie Mac	4,937,693	46.5%
Total Mortgage Assets	$10,628,658	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of December 31, 2025
Non-Whole Pool Assets	$634,687	6.0%
Whole Pool Assets	9,993,971	94.0%
Total Mortgage Assets	$10,628,658	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of December 31, 2025	Borrowings	Debt	Rate	in Days	Maturity
Citigroup Global Markets Inc	$527,566	5.2%	4.03%	27	2/25/2026
ABN AMRO Bank N.V.	507,961	5.0%	4.01%	33	3/2/2026
South Street Securities, LLC	501,372	5.0%	4.02%	102	11/13/2026
J.P. Morgan Securities LLC	495,300	4.9%	3.94%	26	1/26/2026
Marex Capital Markets Inc.	494,150	4.9%	4.03%	21	1/23/2026
Wells Fargo Securities, LLC	489,749	4.8%	3.99%	9	1/29/2026
Hidden Road Partners Civ US LLC	469,978	4.6%	4.02%	22	2/27/2026
Merrill Lynch, Pierce, Fenner & Smith	466,235	4.6%	4.09%	43	2/23/2026
RBC Capital Markets, LLC	464,617	4.6%	4.04%	53	6/26/2026
Daiwa Securities America Inc.	455,124	4.5%	4.05%	54	3/23/2026
StoneX Financial Inc.	438,478	4.3%	3.92%	54	2/23/2026
ASL Capital Markets Inc.	413,468	4.1%	3.80%	93	9/21/2026
Clear Street LLC	405,479	4.0%	3.97%	21	2/2/2026
Goldman, Sachs & Co	394,876	3.9%	3.94%	25	1/29/2026
DV Securities, LLC Repo	391,259	3.9%	3.93%	55	2/27/2026
The Bank of Nova Scotia	372,871	3.7%	3.90%	53	2/23/2026
Mirae Asset Securities (USA) Inc.	333,950	3.3%	3.96%	21	1/22/2026
Cantor Fitzgerald & Co	321,162	3.2%	4.06%	26	1/26/2026
Banco Santander SA	309,950	3.1%	3.97%	21	2/13/2026
Bank of Montreal	292,462	2.9%	4.02%	14	1/14/2026
ING Financial Markets LLC	284,938	2.8%	4.07%	48	2/17/2026
Mitsubishi UFJ Securities (USA), Inc.	258,582	2.6%	3.95%	21	1/21/2026
MUFG Securities Canada, Ltd.	243,227	2.4%	3.88%	30	1/30/2026
Brean Capital, LLC	238,050	2.4%	3.96%	40	2/12/2026
Mizuho Securities USA LLC	205,269	2.0%	4.03%	33	2/17/2026
Nomura Securities International, Inc.	202,259	2.0%	3.92%	75	3/16/2026
Natixis, New York Branch	103,725	1.0%	3.90%	29	1/29/2026
Lucid Prime Fund, LLC	33,409	0.3%	4.00%	15	1/15/2026
Total Borrowings	$10,115,466	100.0%	3.98%	39	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400